Exhibit 99.1

Shea Development Corp. Investor Overview May 2007 Francis E. Wilde Chairman and CEO

Forward Looking Statements This presentation may contain forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or future financial performance and involve known and unknown risks and uncertainties that may cause actual results or performance to be materially different from those indicated by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "forecast," "may," "will," "could," "should," "anticipate," "expect," "plan," "believe," "potential" or other similar words indicating future events or contingencies. Today’s presentation and the material presented in this document contain forward-looking statements, related to the Shea Development Corp. and it’s subsidiaries (“Shea”) current expectations, including statements regarding anticipated benefits of its strategic relationships and initiatives, entering into new strategic relationships, the Company's growth strategy and the expected value of its pipeline, its competitive position, growth of its customer base, enhancing the value of its products and services, the timing and closing of the acquisitions of Bravera Inc. and Riptide Software, Inc., the timing and closing of future acquisitions of companies and the Company's ability to grow revenues and reach profitability. These forward-looking statements are based on the current expectations of Shea's management, and involve risks and uncertainties. The Company's actual results may differ materially from the results discussed in these forward-looking statements. Factors that may contribute to such a difference include, but are not limited to, changes in the Company's strategic relationships and opportunities, its success in executing its strategies and achieving the expected benefits, changes in customers' plans, the impact of competitive products, the Company's ability to enhance its products and services, the Company's ability to achieve revenue growth, control expenses and achieve profitability, general market conditions, and other risks detailed from time to time in the Company's SEC filings, including its filings on Form 10-QSB filed with the SEC on May 15, 2007 and the Form 8-K filed on March 8, 2007. The Company does not intend to update or revise any of the forward-looking statements made in this call, whether as a result of events or circumstances after the date of this call or to reflect the occurrence of unanticipated events. © 2007 Shea, Inc. All Rights Reserved.

The Offering Issuer: Shea Development Corp. (SDC) Offering Amount: $10.0M PIPE ($5M equity and $5M debt) Percent Ownership: 15% pre-warrant exercise Structure: Structure finance instrument Price per share: To be determined Shares Issued: To be determined Use of Proceeds: Growth capital to acquire 2-3 profitable companies

Company Overview SDC delivers “On-Demand” Business Process Management Software Products and Content Delivery Systems. SDC solutions improve companies’ ability to make better decisions, manage critical business processes, reduce expenditures, improve efficiency, and provide world class customer service.

Business Overview Business Model: IP licensing and service revenues with a high concentration of recurring revenue Industry Focus: Commercial, Government, Military and Utility Markets Investors: Renaissance Capital, private individuals and management Headquarters: Dallas, TX with additional locations in Orlando, FL and Reston, VA * The completion of the acquisition of Bravera and Riptide is expected during the second quarter of 2007 and is subject to closing conditions including shareholder approval and the closing of financing. Established: Created from the combination of 3 technology companies: Information Intellect, Riptide Software* and Bravera, Inc.*

Emerging Industry Leader Enterprise Customers Profitable Revenue Complementary Technology Strong Sales Teams Accretive BPM Solutions

Enterprise Customer Focus Enterprise Customers Commercial Government Military Other Acquisitions Consulting Company On-Demand Custom BPM Consulting Programming Products Services

Investment Highlights Large BPM/BPA enterprise market opportunity Proven, Scalable, efficient SaaS delivery model Leading technical solutions provider Large customer base Experienced management team Aggressive growth strategy Rich consolidation opportunity

BPA/BPM Market Forecast The Worldwide Business Process Automation (“BPA”) as defined by IDC grew approx. 34% in 2005 to approximately $1.5B in revenue CAGR = 20% 0 1 2 3 4 5 2005 2006 2007 2008 2009 2010 Deployment Software Revenue in $ billions ROW NA

BPM Competitive Landscape

- The BPM market is fragmented with various types of vendors with differing tactical focuses


Capabilities
TIBCO Software
Ultimus
FileNet
Action Technologies
Metasom/Commerce Quest
Savvion
HandysSoft
Lombardi
Source Code - K2.net
Global 360
BEA/Fuego
Oracle
SAP
Completeness

Notes:

- Blue = .net architecture
- Size of ball represents number of customers (Oracle & SAP > 2000)
- Source is from 3rd Party and PageMill Partners

A Fragmented Market Pure Play BPM players = $157 million BPM Market Breakdown by 2004 Estimated Revenue ($M) (Source: IDC)

A Market Ready for Consolidation The existing market is highly fragmented, with two distinct platforms: Java Based NT Based There are no dominant pure play competitors - the majority of them are currently up for sale (Lombardi, Savvion, Metastorm) No competitor has focused on delivering the technology as a service and we believe that SaaS will drive the market opportunity No competitor has focused on vertical markets to build process expertise

A Next-Generation BPM Solution On Demand - SaaS delivery model available today (Bravera) Enterprise solutions leveraged through experienced team of consultants (Information Intellect) Deep vertical solution expertise (Riptide) Extensive Customer deployments with opportunity to cross sell Open Architecture solutions that enable the company to acquire other complementary product companies The Value of the Combined Companies is Greater than the Sum of the Parts

Advantages of On Demand Delivery Model Internet/Web services are maturing Client/server obsolete Eliminates 80%+ of ownership costs Rapid time to benefit 45 day deployments Delivers immediate measurable results Accountability Delivers immediate measurable results

Leading Technical Solutions SDC’s deep technical expertise allows us to engage with the most complex IT environments at large enterprises in key verticals Software architecture integrates disparate technologies No forced choice for customer Object-oriented analysis/design Riptide custom modified RUP methodology Key languages: .NET, Java, C++ Key middleware: J2EE, SOAP, SOA, CORBA Key web tech: .NET, ASP, JSP, Flash Key databases: Oracle, PostGre, SQL Server

Enterprise Customers* Commercial Government Marriott Ritz-Carlton Solar Timeshare Harcourt Education Computer Associates Walt Disney Starwood EZ-Rent-a-Car Live TV Riptide: Internal Timekeeping and Reporting Software Plow & Hearth University of Virginia Wilson Trucking Corporation Sallie Mae US Army (MAIS, CRIS, LT2, FASIT, TRACR, DMPRC, SDT, HITS, FSTS Etc) US Marine Corps NASA Raytheon SAIC Coleman Aerospace L3 Northrop Grumman FEMA ( General Dynamics) Strategic Weapons Facility Atlantic US Navy – CNIC Customs & Borders Protection Drug Enforcement Administration US Naval Academy States of PA, NH, DE * Includes customers of Bravera and Riptide. The completion of the acquisition of Bravera and Riptide is expected during the second quarter of 2007 and is subject to closing conditions including shareholder approval and the closing of financing.

Hospitality Market - Marriott Vacation Club Deployed nationwide for sales and inventory control V3.0 complete, international V1.0 in process Provided integration experience with numerous legacy systems used throughout the hospitality industry Status: Timeshare inventory management Real time revenue management Customer self service on the web Functional Description: Requirements: Real time revenue management using custom message oriented middleware in a service oriented architecture Integrate with existing legacy applications for customer lead management, sales, reservations, loan servicing and payment collections Support all new financing and accounting initiatives for reporting and planning

Utility Market Solution Residential Mesh Network Wireless Hosting Center Utility Companies Field Collection Point RF Signal Cellular Automated reader hardware Field Services Asset Installation & Maintenance Telecom & Network Communication Managed Services Software Solutions (reporting, utilization, switching) Program review & benchmarking Customer information systems & billing Demand response Load control Pricing programs Distribution automation Interconnection of distributed resources Internet

Military Market - US Army Live Training Solution Comprised of a C3 Center and five categories of Player Units (PU) Scales to support combined arms testing and/or training exercises for troop sizes up to a battalion in real-time Provides core capabilities that support a standard compliment of eight concurrent operators Deployment complete in Ft. Hood, 2002 Led to follow-on with DRTS Led to follow-on with CRIS Functional Description: Requirements: Status: Complete Support operational and force development testing of current and future weapon systems Enhanced simulation capability Support real time casualty assessment (RTCA) Support after action review (AAR) Support EXCON and SYSCON capabilities

Military Market - Future Soldier Training System Provides custom lessons and on-line training systems Integrated with America’s Army and specially designed scenarios Increases communication between recruiter and future soldier Currently in use with the U.S. Army’s early entry program Winner 2006 Silver Horizon Interactive Award Winner 2006 Bronze Horizon Interactive Award Functional Description: Requirements: Status: Phase 2 Current Web-enabled, youth-oriented user interface SCORM-compliant learning system Automated reports on exam scores and progress In synch with current Army Doctrine Integrated with America’s Army Platform Land navigation First aid Ft. Benning replicated environment

Management Team Team Member Position Experience Frank Wilde Chairman and CEO IBM, DELL, RVST, TTLA Phil Loeffel CEO, Riptide Software Riptide Founder Chris Watson Tom Wheeler CEO, Bravera Vice Chairman, Founder and President Bravera Founder EDS, Founder II Richard Connelly CFO Citadel Security, Sterling Software, Texas Instruments Joe Vitetta SVP and Corp. Secretary Dell, RVST, TTLA Mark Hulsizer COO, MeterMesh Tandy, Grid, ETG

Company Strategy Use financing to drive 2007 growth plan and establish SDC as leader in BPM market Establish a SaaS leadership position while competitors hold to traditional dying model Expand Organic Revenue Growth and Profitability Focus on SDC’s high margin software assets Leverage the AMI business opportunity Cross Sell into all customers Deliver functionality in desktop processes that extend the reach of Microsoft products Position SDC to be a consolidator in the BPM space and grow revenues to $50M-100M over the next 24 months

Acquire Profitable Companies Complementary Software Development On-Demand Platform Profitable Contracts - Government and enterprise Complementary team Revenue = $17M Profit = $ 4.1M Profitable Revenue Complementary Technology Strong Sales Team Accretive $10M - $20M Revenue Target 3 Additional Companies + + Acquisition Criteria Software Business - 45 Customers - $1M Recurring Revenue AMI Business - 3 installed customers - 13 prospects Revenue = $ 8M * The completion of the acquisition of Bravera and Riptide is expected during the second quarter of 2007 and is subject to closing conditions including shareholder approval and the closing of financing.

Accomplishments to Date Phase I: Action Status Initially Acquire a public company March 2, 2007 - Merge Information Intellect Complete - Close initial financing Riptide* Private custom software company April 9, 2007 - $7.5M profitable revenue in 2006 Announced - Provides development capability Bravera* On-Demand software company April 25, 2007 - $6.0M profitable revenue in 2006 Announced - On-Demand platform company Phase II: Target 3 Product and service company June 15, 2007 - $15M - $25M profitable revenue In Process - Enterprise contracts - Target 4 Product and service company September 15, 2007 - $ 25- 35M BPA company Introductions * The completion of the acquisition of Bravera and Riptide is expected during the second quarter of 2007 and is subject to closing conditions including shareholder approval and the closing of financing.

FY 2005 FY2006 FY2007 (forecast) Revenue $12,263 $15,714 $25,046 Cost of Revenue $ 6,491 $ 9,178 $11,288 Gross Profit $ 5,772 $ 6,536 $13,757 Operating Expenses $ 3,980 $ 6,709 $10,848 Operating Profit $ 1,792 ($ 173) $ 2,910 Pro Forma Combined Summary Results of Operations The Pro Forma Combined Financial Results of Operations assumes the acquisition of each of Bravera and Riptide and represents the a non GAAP combination of each of the companies with Shea’s financial results of operations “as if” the companies had operation together as a combined company since first day of each period presented. The results of operations expected to be reported under GAAP will include the results of operations of each of the acquired companies only from its respective date of acquisition. Operating profit is earnings before interest, taxes and all non-cash charges.

Pro Forma Growth (with third acquisition) FY 2005 FY2006 FY2007 (forecast) Revenue $29,568 $36,144 $51,046 Cost of Revenue $20,736 $25,691 $29,878 Gross Profit $ 8,832 $10,453 $21,167 Operating Expenses $ 5,153 $ 8,571 $14,787 Operating Profit $ 3,679 $ 1,882 $ 6,381 The Pro Forma Growth assumes the acquisition of each of Bravera, Riptide and a third company and represents the a non GAAP combination of each of the companies with Shea’s financial results of operations “as if” the companies had operation together as a combined company since first day of each period presented. The results of operations expected to be reported under GAAP will include the results of operations of each of the acquired companies only from its respective date of acquisition. Operating profit is earnings before interest, taxes and all non-cash charges.

Pro Forma Organic Growth FY 2007 (forecast) FY2008 (forecast) FY2009 (forecast) Revenue $51,046 $74,415 $99,400 Cost of Revenue $29,878 $40,184 $52,682 Gross Profit $21,167 $34,231 $46,718 Operating Expenses $14,787 $ 22,365 $29,862 Operating Profit $ 6,381 $ 11,865 $17,856 The Pro Forma Organic Growth assumes the acquisition of each of Bravera, Riptide and a third company and represents the a non GAAP combination of each of the companies with Shea’s financial results of operations “as if” the companies had operation together as a combined company since first day of each period presented. The results of operations expected to be reported under GAAP will include the results of operations of each of the acquired companies only from its respective date of acquisition. Operating profit is earnings before interest, taxes and all non-cash charges.

Expansion Financing PIPE Financing $10M ($5M - Equity, $5M - Debt) Convertible preferred with warrant coverage Pricing and terms - TBD Use of Proceeds Purchase of acquisition 1 - FY 2007 $ 4,000,000 Purchase of acquisition 2 - FY 2007 $ 2,000,000 Purchase of acquisition 3 - FY 2007 TBD General corporate purposes $ 6,000,000 Date of Financing May 30- June 15, 2007 Simultaneous with closing acquisitions

Capitalization Shea Development Corp Capitalization Table Shareholders: Shares Owned Percent Ownership After the Offering Original SDC Shareholders 24,345,000 57.76% Target 1 Shareholders 5,000,000 11.86% Target 2 Shareholders 5,000,000 11.86% March 2 Investors 2,800,000 6.64% June 15 Investors 5,000,000 11.86% Total Shareholders 42,145,000 100.00% Remarks Valuation for the private placement is at $27M million pre-money Valuation is a significant discount to competitors In this segment

Summary Create a new leader in a profitable segment of the industry Leverage the strategic advantages of each company: Customers Expertise Solutions Competitive position Business model Accentuate and Leverage each Company’s Tactical Advantages Revenue Profit Cash Flow Leverage the Public Entity’s Currency for Acquisitions Expand our Economic Value Add

Thank You